EXHIBIT 32.1

Section 1350 Certification of the Chief Executive Officer

I, Constantine S. Macricostas, Chairman and Chief Executive Officer of Photronics, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

(1)     the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CONSTANTINE S. MACRICOSTAS

Constantine S. Macricostas
Chairman and Chief Executive Officer
January 12, 2005